COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 1st Quarter 2025

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2024 Annual Report on Form 10-K and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

160 YEARS IN BUSINESS



142 branches and 252 ATMs across 7 states

CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

WEALTH MANAGEMENT OFFICES

Dallas • Houston[1] • Naples[1]

U.S. PRESENCE

Extended Market Area

Commercial Payments Services Offered in 48 states across the U.S.

TOTAL ASSETS
$32.4 BILLION

42ND LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$8.3 BILLION

21ST LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$76.5 BILLION

19TH LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF DECEMBER 31, 2024
16.71%

2ND HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS **$25.8** BILLION

TOTAL LOANS[3] **$17.4** BILLION

$9.8 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2024

15.82% **RETURN ON AVERAGE COMMON EQUITY YTD**

2ND YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 **BASELINE CREDIT ASSESSMENT[4]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

[1]Locations outside the core banking footprint that accept deposits
Sources: [2]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 12/31/2024; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, February 7, 2025, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 3/31/2025 unless otherwise noted.

3

TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $24.5 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Credit Quality Conservative risk profile drives outperformance over peer averages across credit cycles Consistent Earnings and Shareholder Value Over 8% total annualized return to shareholders over the last 20 years, outperforming the annualized KBW Regional Bank Index return of over 3%3 Capital Management Strong capital ratios, 57th consecutive year of common dividend increases4 Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, 1As of YTD 3/31/2025; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 3/31/2025; 3As of 3/31/2025; 4Based on 1Q2025 paid dividend 4

1Q2025 HIGHLIGHTS • Earnings of $.98 per share, compared to $.82 per share in the same quarter last year • PPNR1 of $190MM, an increase of $38MM over the same quarter last year • ROAA of 1.69% and ROAE of 15.82% • Efficiency ratio of 55.6% • Net Income of $132MM in Q1, an increase of $19MM over the same quarter last year • Record net interest income $269MM, up 8% over the same quarter last year • Net interest margin increased 7 bps over Q4 to 3.56% • Non-interest income increased 7% over the prior year and was 37% of total revenue • Non-interest expense decreased 3% from the same period in the prior year (up 3% excluding one-time expenses in 2024) • Quarterly average deposit balances decreased $84MM, or .3%, compared to Q4 • Total cost of deposits decreased 9 bps from Q4 to 1.22% • Non interest-bearing deposits were 29% of average deposits as of Q1 • Average loans increased 1% over Q4 • QTD average loan to deposit ratio of 69% • Purchased $55MM of common stock in Q1 vs. $46MM in Q4 • TCE/TA increased 41 bps compared to Q4 to 10.33% • Book value per share increased 5% compared to Q4 to $26.19 • $2.4B in average cash balances at Federal Reserve Bank (FRB) at Q1 • Net loan charge-offs of .25%; non-accrual loans of .13% 51See the non-GAAP reconciliation on page 23 Performance Income Statement Deposits Loans Capital / Other

BALANCE SHEET HIGHLIGHTS 1Q25 vs. 1Q24 1Q25 vs. 4Q24 Quarterly Average Balances % Change$ Change% Change$ Change1Q25$ in millions 1%$115.62%$178.7$11,189.4Commercial 1%47.00%-5.76,053.3Consumer 1%$162.61%$173.0$17,242.7Total Loans -2%-$187.21%$59.2$9,542.3Investment Securities1 23%$450.1-8%-$221.8$2,388.5 Interest Earning Deposits with Banks 2%$405.20%-$83.7$24,855.2Deposits 21%$4.575%$1.35$26.19Book Value per Share2 Average Loans: Increased 1% compared to the previous quarter. Interest Earning Deposits with Banks: Ample levels of liquidity on balance sheet. Average Deposits: Declined from Q4, mostly reflecting seasonal outflows. 1At fair value 2For the quarters ended March 31, 2025, December 31, 2024, and March 31, 2024 6

$17.1 $17.5 $17.6 $7.3 $7.4 $7.3 1Q24 4Q24 1Q25 $24.4 $24.9 $24.9 +2% $11.1 $11.0 $11.2 $6.0 $6.1 $6.0 1Q24 4Q24 1Q25 $17.1 $17.1 $17.2 +1% BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield1 Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 6.27% 6.11% 6.02% 1.97% 1.87% 1.72% 1Tax equivalent yield

LOAN PORTFOLIO

Period-End Balances

$ in 000s	3/31/2025	12/31/2024	3/31/2024	QoQ	YoY
Business	$6,239,276	$6,053,820	$5,994,974	3.1%	4.1%
Construction	1,419,572	1,409,901	1,497,647	.7%	-5.2%
Business Real Estate	3,628,635	3,661,218	3,711,602	-.9%	-2.2%
Personal Real Estate	3,047,809	3,058,195	3,039,885	-.3%	.3%
Consumer	2,116,160	2,073,123	2,119,308	2.1%	-.1%
Revolving Home Equity	356,675	356,650	322,523	.0%	10.6%
Consumer Credit Card	568,163	595,930	564,388	-4.7%	.7%
Overdrafts	3,131	11,266	48,513	-72.2%	-93.5%
Total Loans	**$17,379,421**	**$17,220,103**	**$17,298,840**	**.9%**	**.5%**

QTD Average Balances

$ in 000s	3/31/2025	12/31/2024	3/31/2024	QoQ	YoY
Business	$6,106,185	$5,963,217	$5,873,525	2.4%	4.0%
Construction	1,415,349	1,411,437	1,472,554	.3%	-3.9%
Business Real Estate	3,667,833	3,636,026	3,727,643	.9%	-1.6%
Personal Real Estate	3,045,876	3,047,494	3,031,193	-.1%	.5%
Consumer	2,082,360	2,087,237	2,082,490	-.2%	.0%
Revolving Home Equity	358,684	350,541	322,074	2.3%	11.4%
Consumer Credit Card	560,534	568,138	562,892	-1.3%	-.4%
Overdrafts	5,860	5,628	7,696	4.1%	-23.9%
Total Loans	**$17,242,681**	**$17,069,718**	**$17,080,067**	**1.0%**	**1.0%**

Commerce Bancshares, Inc.

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COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	7.2%
Office	3.0%
Industrial	2.9%
Retail	1.8%
Hotels	1.7%
Multi-family	1.6%
Farm	1.1%
Senior living	.9%
Other	.7%
Total	**20.9%**

Real Estate - Business Loans
$3.6 billion



34.5%
Owner-occupied
14.5%
Office
14.1%
Industrial
8.5%
Retail
8.2%
Hotels
7.8%
Multi-family
5.4%
Farm
4.2%
Senior living
2.8%
Other

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States
CO
OH
IL
OK
TX
KS
MO
51.5%
18.7%
10.6%
5.7%
4.5%
0.6%
5.5%
2.9%

Real Estate - Business Loans: Office Attributes
as of March 31, 2025

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 11.1%
- Weighted Average LTV of Office Loans: 63.3%[3]
- Percent of loans at floating interest rate: 73.0%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 94% of outstanding balance of the stabilized, non-owner occupied office loans

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$155 $186 $267 $236 4Q24 $422 10 INCOME STATEMENT HIGHLIGHTS $149 $152 $249 $246 1Q24 $398 $159 $190 $269 $238 1Q25 $428 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 1Q25 Comparison 24.7%vs. 1Q24 1.8%vs. 4Q24 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions Expenses increased 1.1% over Q4 and decreased 3.0% from the prior year. Revenue increased 1.4% over Q4 and 7.6% over the prior year. 1See the non-GAAP reconciliation on page 23

1Q25 vs. 1Q24 1Q25 vs. 4Q24 % Change$ Change% Change$ Change1Q25$ in millions 8%$20.11%$2.5$269.1Net Interest Income 7%$10.12%$3.5$158.9Non-Interest Income -3%-$7.31%$2.7$238.4Non-Interest Expense 25%$37.52%$3.3$189.7Pre-Tax, Pre-Provision Net Revenue1 NM-$7.3NM-$8.6-$7.6Investment Securities Losses, Net 203%$9.77%$1.0$14.5Provision for Credit Losses 17%$18.9-3%-$4.5$131.6Net-Income Attributable to Commerce Bancshares, Inc. 1Q25 vs. 1Q241Q24 1Q25 vs. 4Q244Q241Q25For the three months ended 20%$.82-3%$1.01$.98Net Income per Common Share – Diluted 23 bps3.33%7 bps3.49%3.56%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 23 11

NON-INTEREST INCOME HIGHLIGHTS 12 1Q25 vs. 1Q24 1Q25 vs. 4Q24 % Change$ Change% Change$ Change1Q25$ in millions 11%$5.50%$.2$56.6Trust Fees -3%-1.3-5%-2.245.6Bank Card Transaction Fees 10%2.54%1.126.6Deposit Account Charges and Other Fees 31%1.20%.05.1Capital Market Fees 9%.43%.24.8Consumer Brokerage Services 8%.318%.53.4Loan Fees and Sales 11%1.628%3.716.8Other 7%$10.12%$3.5$158.9Total Non-Interest Income Trust Fees: Increase over the prior year mainly due to higher private client fees. Bank Card Transaction Fees: Decrease compared to the prior year mainly due to lower corporate card fees. Deposit Account Charges and Other Fees: Increase compared to the prior year mainly due to higher corporate cash management fees. Other: Gains on sales of assets drove the increase over the prior year.

NON-INTEREST EXPENSE HIGHLIGHTS 13 1Q25 vs. 1Q24 1Q25 vs. 4Q24 % Change$ Change% Change$ Change1Q25$ in millions 1%$1.30%-$.7$153.1Salaries and Employee Benefits 3%1.1-1%-.332.2Data Processing and Software 3%.42%.314.0Net Occupancy 16%1.412%1.010.0Professional and other services 45%1.83%.25.8Marketing 5%.20%.05.2Equipment 6%.32%.15.0Supplies and Communication -53%-4.318%.63.7Deposit Insurance -51%-9.619%1.59.1Other -3%-$7.31%$2.7$238.4Total Non-Interest Expense Total Non-Interest Expense: Excluding the litigation settlement expense and an FDIC special assessment accrual adjustment in Q1 2024, non-interest expense was up 3% over the prior year. Deposit Insurance: Decrease compared to the prior year mostly due to a $4 million accrual adjustment in the prior year of a one-time special assessment by the FDIC. Other: Decrease from prior year due to a one-time $10 million litigation settlement cost recorded in 2024.

14 LIQUIDITY AND CAPITAL

2021 2022 2023 2024 $3.0 $2.8 $2.4 $2.4 DEPOSIT BALANCE TRENDS Segment view $ in billions 15 2021 2022 2023 2024 $12.0 $11.9 $10.4 $9.9 2021 2022 2023 2024 $12.8 $13.4 $12.2 $12.3 Commercial Consumer Wealth Average Balance 4Q24 1Q25 $12.5 $12.6 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2021 through 2024 are year to date average balances. 4Q24 1Q25 $10.2 $10.5 Period End 4Q24 1Q25 $2.5 $2.6 Period End $10.3 $10.0 4Q24 1Q25 4Q24 1Q25 $12.3 $12.4 4Q24 1Q25 $2.4 $2.5

3.33% 3.49% 3.56% Net Yield Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract began 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract began 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract began 4/2025. • 2.75% floor contract with a notional value of $500 million. The contract begins 7/2025. OPPORTUNTIES TO ENHANCE AND PROTECT NET INTEREST INCOME • Purchases of investment securities in Q1 totaled $508MM with a weighted average yield of approximately 4.74%. • Cash flows of approximately $1.4B from maturities and paydowns of investments are expected over the next twelve months. • Net yield on interest earning assets increased 7 bps over Q4 to 3.56%. • Loan yield decreased 9 bps from Q4 to 6.02%. • Total cost of deposits decreased from Q4 to 1.22%. • As of December 31, 2024, 60% of loans were variable rate. 16 1Q 2024 4Q 2024 1Q 2025 Quarterly Net Yield on Interest Earning Assets

Over 60% of total loans are variable; 67% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 36% 64% Business Total Loans: $6.1B Fixed Variable C om m er ci al 56% 44% Personal RE Total Loans: $3.1B C on su m er 100% 40% 60% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 69% 31% Consumer Total Loans: $2.1B 17 96% 4% Construction Total Loans: $1.4B As of 12/31/2024 HELOC Total Loans: $0.4B

26% 8% 47% 16% 3% Composition of AFS Portfolio Treasury & agency Municipal MBS Asset-backed Other debt HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – Mar. 31, 2025 3.43.67%Treasury & agency1 4.62.05%2Municipal 5.52.08%MBS 1.63.46%Asset-backed 2.92.69%Other debt 4.12.83%Total 18 Total available for sale securities Average balance: $9.2 billion, at fair value As of March 31, 2025 • Purchases of investment securities in Q1 totaled $508MM with a weighted average yield of approximately 4.74%. • AFS debt securities portfolio duration of 4.1 years. • AOCI loss decreased from $(759MM) at Q4 to $(635MM) at Q1

91%9% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money Market Certificates of Deposits Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 19 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of December 31, 2024 2Period-end balances, as of March 31, 2025 3Includes loans held for sale, for the quarter ended March 31, 2025 16.7% 16.4% 15.1% 14.1% 14.1% 14.1% 13.7% 13.0% 12.8% 12.7% 12.6% 12.4% 12.2% 12.2% 12.0% 11.5% 11.3% 11.3% 10.6% 10.6% CBSH PB HOMB CFR UBSI HWC UCB BOKF CADE SSB ABCB SFNC OZK FIBK ONB PNFP FULT UMBF FNB ASB Peer Median: 12.6% Core Deposits $23.5 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits2 69% Average Loan to Deposit Ratio183% Commerce Peer Average

$5.8 $18.3 $22.6 $130.7 $145.3 1Q24 4Q24 1Q25 $8.9 $10.7 $10.8$9.2 $15.8 1Q24 4Q24 1Q25 MAINTAINING STRONG CREDIT QUALITY Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $160.5 $162.7 $167.0 $315.8 $335.6 1Q24 4Q24 1Q25 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 27.7x 8.9x 7.4x 3.3x 3.3x 1Q24 4Q24 1Q25 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .03% NALs / Total Loans – Peer Average .11% .13% .54% .56% ACL / Total Loans – Peer Average .93% .95% .96% 1.31% 1.34% .21% .25% .25% .15% .20% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, HOMB, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCB, UMBF 1As a percentage of average loans (excluding loans held for sale) 20

ALLOCATION OF ALLOWANCE 21 CECL allowances reflect the economic and market outlook March 31, 2025December 31, 2024 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .73%$ 45.7.72%$ 43.8Business .87%31.7 .90%32.8 Bus R/E 2.06%29.32.14%30.2Construction .95%$ 106.7.96%$ 106.8Commercial total .71%14.9 .57%11.8 Consumer 5.26%29.95.15%30.7Consumer CC .44%13.5.38%11.6Personal R/E .52%1.9.48%1.7Revolving H/E 4.09%.1 1.29%.1 Overdrafts .99%$ 60.3.92%$ 55.9Consumer total .96%$ 167.0.95%$ 162.7Allowance for credit losses on loans 0.87% 0.96% 0.94% 0.95% 0.94% 0.93% 0.92% 0.94% 0.95% 0.70% 0.80% 0.90% 1.00% $125 $150 $175 $100 2Q $143.4 0.90% 3Q $150.1 0.92% 4Q $159.3 1Q $158.7 2Q 3Q $162.4 $134.7 4Q $160.5 1Q 1Q $158.6 $138.0 2Q $160.8 0.88% 3Q $162.7 4Q $167.0 1Q 0.96% $162.2 Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 2022 2023 2024 2025

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 33 Portfolio Companies Representing $966.1 million in Revenue Over 3,000 Employees Fair Value as of March 31, 2025: $175.6 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 22

NON-GAAP RECONCILIATIONS 23 For The Three Months Ended Mar. 31, 2024Dec. 31, 2024Mar. 31, 2025(DOLLARS IN THOUSANDS) 248,999$266,647$269,102$Net Interest IncomeA 148,848$155,436$158,949$Non-Interest IncomeB 245,697$235,718$238,376$Non-Interest ExpenseC 152,150$186,365$189,675$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue

Contact Information: Matt Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/